UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

Regional Management Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35477	57-0847115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B
Greer, South Carolina		29651
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (864) 448-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Revolving Credit Facility

On August 19, 2025, Regional Management Corp. (the “Company”) and certain of its subsidiaries entered into a Loan and Security Agreement (the “Loan Agreement”) with a syndicate of banks comprised of BMO Harris Financing, Inc., Banc of California, Texas Capital Bank, EverBank, N.A., and First Horizon Bank, with Bank of Montreal (“BMO”), as agent. The key aspects of the Loan Agreement are as follows: (i) a senior revolving credit facility of up to $355.0 million, with an accordion provision allowing for expansion to $420.0 million; (ii) maximum leverage under the Loan Agreement increased from 5.25x in the Prior Loan Agreement (as defined in Item 1.02 below) to 6.0x; (iii) interest rate spread under the Loan Agreement decreased from 310 basis points in the Prior Loan Agreement to 275 basis points; (iv) the eligibility and pledge of receivables originated by a bank partner upon the satisfaction of certain conditions; and (v) maturity in August 2028.

The Loan Agreement replaces the Company’s Prior Loan Agreement. The Loan Agreement provides for a senior revolving credit facility of up to $355.0 million, with a borrowing base of up to 83% of eligible finance receivables, and up to 60% of finance receivables constituting eligible delinquent renewals, in each case, subject to adjustment at certain credit quality levels. The Loan Agreement also addresses amendments to and the incorporation of certain definitions relating to the eligibility and pledge of receivables originated by a bank partner upon the satisfaction of certain conditions. The Loan Agreement has an accordion provision that allows for the expansion of the senior revolving credit facility to up to $420.0 million. Borrowings under the facility bear interest, payable monthly, at a rate equal to one-month SOFR, with a SOFR floor of 0.50%, plus a margin of 2.75%. The Company also pays an unused line fee of 0.90% per annum, payable monthly, when the daily average outstanding balance over a calendar month is less than 25% of the total credit facility. This unused line fee decreases to 0.70% when the daily average outstanding balance is less than 50% and greater than or equal to 25% of the total credit facility, further decreases to 0.50% when the daily average outstanding balance is less than 75% and greater than or equal to 50% of the total credit facility, and further decreases to 0.30% when the daily average outstanding balance is equal to or greater than 75% of the total credit facility. The senior revolving credit facility matures on August 19, 2028 and is collateralized by certain of the Company’s assets, including certain of its finance receivables and the equity interests of certain of its subsidiaries.

The Loan Agreement contains certain restrictive covenants, including maintenance of specified interest coverage ratios, debt ratios, and asset quality, and also contains restrictions on distributions, limitations on other indebtedness, and certain other restrictions. The Loan Agreement also contains customary events of default. If an event of default occurs and is continuing, the agent or the lenders holding more than 66-2/3% of the outstanding amount of the commitments and advances under the senior revolving credit facility (excluding defaulting lenders and including certain required lenders in certain circumstances) may accelerate amounts due under the Loan Agreement (except in the case of a bankruptcy or insolvency event of default, in which case such amounts shall automatically become due and payable).

For a complete description of the terms of the Loan Agreement, see Exhibit 10.1. The foregoing description is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Loan Agreement, which is incorporated by reference herein.

Warehouse Amendments

On August 19, 2025, the Company and its wholly-owned subsidiary, Regional Management Receivables IV, LLC (“RMR IV”), entered into the Amendment No. 7, dated as of August 19, 2025 (the “RMR IV Amendment”), by and among the Company, as servicer, RMR IV, as borrower, the lenders party thereto, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and Computershare Trust Company, N.A. (as successor to Wells Fargo), acting through its Corporate Trust Services division, as account bank and backup servicer. The RMR IV Amendment amends the Credit Agreement, dated as of April 19, 2021 (the “RMR IV Credit Agreement”), by and among the Company, as servicer, RMR IV, as borrower, the lenders and agents from time to time parties thereto, Wells Fargo, as account bank and backup servicer, and Wells Fargo, as administrative agent. The RMR IV Credit Agreement was previously filed with the Securities and Exchange Commission (the “SEC”) by the Company as Exhibit 10.2 to the Current Report on Form 8-K filed April 20, 2021.

On August 19, 2025, the Company and its wholly-owned subsidiary, Regional Management Receivables V, LLC (“RMR V”), entered into the Amendment No. 7 to Credit Agreement, dated as of August 19, 2025 (the “RMR V Amendment”), by and among the Company, as servicer, RMR V, as borrower, the lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Computershare Trust Company, National Association, as successor by merger to Wells Fargo, acting through its Corporate Trust Services division, including its successors and permitted assigns, as account bank, securities intermediary and backup servicer. The RMR V Amendment amends the Credit Agreement, dated as of April 28, 2021 (the “RMR V Credit Agreement”), by and among the Company, as servicer, RMR V, as borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Wells Fargo, as account bank and backup servicer. The RMR V Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K filed April 29, 2021. The RMR V Amendment amends “debt to tangible net worth” as set forth in the financial covenant to be not greater than 6.00 to 1.0.

On August 19, 2025, the Company and its wholly-owned subsidiary, Regional Management Receivables VI, LLC (“RMR VI”),

entered into the Third Amendment to Credit Agreement, dated as of August 19, 2025 (the “RMR VI Amendment”), by and among the Company, as servicer, RMR VI, as borrower, the lenders parties thereto, and Regions Bank, as administrative agent and securities intermediary and Computershare Trust Company, N.A. as resigning securities intermediary. The RMR VI Amendment amends the Credit Agreement, dated as of February 2, 2023 (the “RMR VI Credit Agreement”), by and among the Company, as servicer, RMR VI, as borrower, the lenders and agents from time to time parties thereto, Regions Bank, as administrative agent, and Computershare Trust Company, N.A., as securities intermediary and backup servicer. The RMR VI Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K filed February 8, 2023.

On August 19, 2025, the Company and its wholly-owned subsidiary, Regional Management Receivables VII, LLC (“RMR VII”), entered into the Third Amendment to Credit Agreement, dated as of August 19, 2025 (the “RMR VII Amendment”, together with the RMR IV Amendment, the RMR V Amendment, and the RMR VI Amendment, each a “Warehouse Amendment” and, collectively, the “Warehouse Amendments”), by and among the Company, as servicer, RMR VII, as borrower, the lenders parties thereto, and BMO Capital Markets Corp., as administrative agent. The RMR VII Amendment amends the Credit Agreement, dated as of April 3, 2023 (the “RMR VII Credit Agreement”, together with the RMR IV Credit Agreement, the RMR V Credit Agreement and the RMR VI Credit Agreement, each a “Warehouse Credit Agreement” and, collectively, the “Warehouse Credit Agreements”), by and among the Company, as servicer, RMR VII, as borrower, the lenders and agents from time to time parties thereto, BMO Capital Markets Corp., as administrative agent, and Computershare Trust Company, N.A., as securities intermediary and backup servicer. The RMR VII Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K filed April 6, 2023.

Each of the Warehouse Amendments amend the related Warehouse Credit Agreement to address certain changes to the definitions of “Intercreditor Agreement,” “Master Deposit Account Control Agreement,” “Security Agreement” and “Senior Revolver” in connection with the termination of the Prior Loan Agreement and the entry into the Loan Agreement.

For a complete description of the terms of each of the RMR IV Amendment, the RMR V Amendment, the RMR VI Amendment, and the RMR VII Amendment, see Exhibit 10.2, Exhibit 10.3. Exhibit 10.4, and Exhibit 10.5 hereto, respectively. The foregoing descriptions of the Warehouse Amendments are only a summary, do not purport to be complete, and are qualified in their entirety by reference to the full text of the related Warehouse Amendment, which are each incorporated by reference herein.

The lenders under the Loan Agreement (and their respective subsidiaries or affiliates) and the Warehouse Credit Agreements have in the past provided and/or may in the future provide investment banking, underwriting, lending, commercial banking, trust, and other advisory services to the Company and its subsidiaries and affiliates. These parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries and affiliates for such services.

Item 1.02 Termination of a Material Definitive Agreement.

Amended and Restated Revolving Credit Facility

On August 19, 2025, in connection with entry into the Loan Agreement, the Company terminated the existing Seventh Amended and Restated Loan and Security Agreement, dated as of September 20, 2019, by and among the Company, certain of its subsidiaries party thereto, the lenders named therein, and Wells Fargo Bank, National Association, as agent (as amended through the date hereof, the “Prior Loan Agreement”). The Prior Loan Agreement was scheduled to mature on September 20, 2025 and provided revolving loans in an aggregate commitment of up to $355.0 million.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under the subheading Senior Revolving Credit Facility under Item 1.01 in this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Loan and Security Agreement, dated as of August 19, 2025, by and among Regional Management Corp. and its subsidiaries named as borrowers therein, the financial institutions named as lenders therein, and Bank of Montreal, as agent.

10.2

Amendment No 7 to the Credit Agreement, dated as of August 19, 2025, by and among Regional Management Corp., as servicer, Regional Management Receivables IV, LLC, as borrower, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and Computershare Trust

Company, N.A., as successor to Wells Fargo Bank, National Association, acting through its Corporate Trust Services division, including its successors and permitted assigns, as account bank, securities intermediary, and backup servicer.

10.3

Amendment No. 7 to the Credit Agreement, dated as of August 19, 2025, by and among Regional Management Corp., as servicer, Regional Management Receivables V, LLC, as borrower, the lenders from time to time parties thereto, Wells Fargo Bank, National Association, acting through its Corporate Trust Services division, including its successors and permitted assigns, as account bank and backup servicer, and JPMorgan Chase Bank, N.A., as administrative agent.

10.4

Third Amendment to Credit Agreement, dated as of August 19, 2025, by and among Regional Management Corp., as servicer, Regional Management Receivables VI, LLC, as borrower, the lenders parties thereto, and Regions Bank, as administrative agent and securities intermediary and Computershare Trust Company, N.A. as resigning securities intermediary.

10.5

Third Amendment to Credit Agreement, dated as of August 19, 2025, by and among Regional Management Corp., as servicer, Regional Management Receivables VII, LLC, as borrower, the lenders parties thereto, and BMO Capital Markets Corp., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date:	August 25, 2025	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial and Administrative Officer